Exhibit 99.1

REMORA CAPITAL CORP ("RCC") INVESTOR UPDATE

Q1 2026

Remora has invested $381M[1] since inception across a curated floating-rate, first lien senior secured corporate loan portfolio. RCC's portfolio consists of middle market loans that **are 100% private equity sponsor-backed with maintenance covenants. Since inception the portfolio has not experienced any realized credit losses; however, this metric does not reflect unrealized depreciation, and future losses may occur.**

We believe RCC is positioned to navigate certain macroeconomic challenges; however, economic disruptions may adversely affect borrowers and portfolio performance. Interest income in RCC is generated across 77 borrowers, with an emphasis on non-cyclical businesses and industries. In our opinion, borrowers across our portfolio maintain resilient business models that demonstrate strong recurring revenue, high switching costs and/or strong competitive market share. Notwithstanding these characteristics, borrowers remain subject to competitive, operational, and macroeconomic risks. Our loan portfolio is **100.0% first lien, senior secured with material capital invested below our loans from strong, middle market private equity sponsors at a weighted average LTV of only 45.0%[2].** Remora's borrowers have a portfolio average Adj. EBITDA of $35.5M[3]. **Our credit metrics remain conservative relative to the market at an average 4.4x Net Senior Debt/Adj. EBITDA[4]. Based on our research, we believe this compares to a core middle market average of >5.0x and upper middle market of >6.0x.**

Prioritizing capital preservation over maximization of yield remains a core principle of the Fund. Recent headlines have highlighted stress in certain segments of the market, particularly in higher leverage transactions and loans underwritten to annual recurring revenue ("ARR") vs. current cash flow. These loans, which differ from Remora's focus, often rely on stable valuation multiples and assumptions that revenue growth will convert to profitability. This thesis may be challenged by advancements in AI. We believe this reflects differences in underwriting standards and capital structure design. In Remora's view, this does not reflect broad-based deterioration across middle market credit. Our portfolio is constructed with a focus on limiting exposure to these risks. We continue to focus on first lien, sponsor-backed loans with maintenance covenants, conservative leverage levels, and meaningful equity cushions. Regardless of market conditions, we remain highly selective.

Thank you for your continued trust and partnership with Remora. We encourage you to review our public filings for more detail: https://www.sec.gov/edgar/browse/?CIK=2045370

- **>$400M of committed funding raised**
- **$150M leverage facility at S+200bps, 0.3x or 23% LTV[5]**
- **$381M invested across 186 loans[1]**
- **100% sponsor backed with maintenance covenants**
- **Diversified levered portfolio target of >80 loans (2-3% target concentration)[6]**

Industry Diversification**



10% (Other)
8%
7%
7%
7%
7%
6%
5%
5%
4%
4%
4%
4%
3%
3%
3%
3%
3%
2%
2%
2%
Construction & Engineering
Machinery
Professional Services
Software
IT Services
Health Care Providers & Services
Media
Health Care Technology
Electrical Equipment
Commercial Services & Supplies
Household Products
Diversified Financial Services
Health Care Equipment & Supplies
Automobiles
Chemicals
Aerospace & Defense
Transportation Infrastructure
Water Utilities
Interactive Media & Services
Food & Staples Retailing
Other Industries (<2% each)

** S&P Industry classifications.

Wtd. Avg. Fund LTV / Private Equity Cushion[7]



$362M
10.1x
$150M
4.4x
$212M
5.7x
Remora Portfolio Average 45.0% LTV
55.0% Equity Cushion
1st Lien Senior Secured Loans
Private Equity Sponsor Example
Fund V $1.0B
Purchase Price / EBITDA Multiple

Remora Capital Corporation Portfolio Mix



1st Lien Term Loans
100.0%
1st Lien Term Loans

- 135 Loans (77 Borrowers)
- ~100% Floating Rate
- Avg. Rate SOFR + 5.56%
- Avg. Borrower EBITDA $36M

© 2026 Remora Capital Management, LLC. All rights reserved.

REMORA CAPITAL CORP ("RCC") INVESTOR UPDATE ABOUT REMORA CAPITAL CORPORATION ("RCC") © 2026 Remora Capital Management, LLC. All rights reserved. The information contained herein is provided to you for informational purposes only and may not be relied on in any manner as legal, tax or investment advice or an offer to sell or a solicitation of an offer to buy an interest in any Remora-managed fund. Private offerings of common stock of the Fund will only be made pursuant to the Fund's private placement memorandum and subscription documents, which will be furnished to qualified investors on a confidential basis at their request for their consideration in connection with such offerings. This document is qualified in its entirety by reference to the Fund's private placement memorandum and subscription documents, which will contain additional information about the terms and conditions of an investment in the Fund and will also contain risk disclosures that are important to any investment decision regarding the Fund. Investment in the Fund will involve significant risks, including risk of loss of the entire investment. Prospective investors should pay particular attention to the risk factors contained in the private placement memorandum. Any use of company logos herein does not represent endorsements from such companies or organizations of Remora or the Fund. The information contained herein is strictly confidential and may not be reproduced or redistributed in any format without the Manager's express written approval. Certain information contained herein has been obtained from published and non-published sources. It has not been independently verified, except where otherwise indicated herein. No representation, warranty, or undertaking, expressed or implied, is given to the accuracy or completeness of such information by Remora or any other person. While such sources are believed to be reliable, Remora does not assume any responsibility for the accuracy or completeness of such information. Remora does not undertake any obligation to update information contained herein as of any future date. Except where otherwise indicated, information contained in this presentation is based on matters as they exist as of the date of preparation of such material and not as of the date of distribution or any future date. Recipients should not rely on this material in making any future investment decision. Projected performance is not necessarily indicative of future results, and there can be no assurance that the applicable investment will achieve comparable results to those presented herein, or that the returns generated by such investment will equal or exceed any projected returns presented herein. Any estimated future returns set forth herein are hypothetical and do not constitute a forecast. They have been prepared based on Remora's view in relation to future events and various estimations and assumptions made by Remora, including estimations and assumptions about events that have not yet occurred. Such estimations and assumptions may require modification as additional information becomes available and as economic and market developments warrant. Any such modification could be either favorable or adverse, and the difference may be material. This document contains forward-looking statements that may include statements, express or implied, regarding current expectations, estimates, projections, opinions and beliefs of the Fund, as well as the assumptions on which those statements are based. Words such as "believes", "expects", "endeavors", "anticipates", "intends", "plans", "estimates", "projects", "assumes", "target", "potential", "should" and "objective" and variations of such words and similar words also identify forward-looking statements. Such statements involve a number of known and unknown risks, uncertainties and other factors, and accordingly, actual results may differ materially. There can be no assurance that the Fund will be able to implement its investment strategy, achieve its investment objectives and be able to construct a portfolio similar to the Fund designs presented herein. Q1 2026 1. Current portfolio fair value RAUM as of 3/31/26 was $263M. Includes all current and realized loan investments made through March 31, 2026. All references to Remora refers to Remora Capital Management, LLC which is the investment advisor to the Fund. All references to "RCC" or the Fund refers to Remora Capital Corporation. 2. Loan-to-Value ("LTV") expressed as a percentage of estimated fair market value as determined in good faith by the Board. 3. Represents pro forma adjusted latest twelve months' EBITDA, which includes the performance of acquisitions and other non-recurring adjustments. 4. Portfolio weighted average total net leverage multiples represent last dollar of invested debt capital (net of cash) as a multiple of Adjusted EBITDA. 5. Pursuant to the provisions of the Investment Company Act of 1940, as amended, the Fund is permitted to borrow up to 1.5x or 60% loan-to-value (LTV). Current planned portfolio leverage remains a target of 1.0x or 50% LTV. As of March 31, 2026, 0.3x fund leverage has been utilized, which equals 23% LTV. 6. The Fund's largest borrower loan concentration as a percentage of fair market value of net assets as of March 31, 2026 was 4.0%. 7. Chart represents the total weighted average for the Fund. Equity is presented as all debt and equity securities that are contractually subordinated to the Fund's loan investment, including mezzanine loans, subordinated debt and management and/or entrepreneur equity ownership. The chart represents just an example of one private equity sponsor for one loan held by the Fund. FOOTNOTES IMPORTANT LEGAL DISCLOSURES Remora Capital Corporation ("RCC" or the "Fund") is an externally managed, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is managed by Remora Capital Management, LLC ("Remora," "RCM" or the "Manager"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.